Exhibit 99.1

Kulicke & Soffa Pte. Ltd. 23A Serangoon North Ave 5 Singapore 554369 +65 6880-9600 main Co. Regn. No. 199902120H
Kulicke and Soffa Industries, Inc. 1005 Virginia Drive Fort Washington, PA 19034 USA +1-215-784-6000 main www.kns.com

Kulicke & Soffa Reports First Quarter 2025 Results

Singapore – February 4, 2025 – Kulicke and Soffa Industries, Inc. (NASDAQ: KLIC) (“Kulicke & Soffa,” “K&S,” “our,” or the “Company”), today announced financial results of its first fiscal quarter ended December 28, 2024. The Company reported first quarter net revenue of $166.1 million, net income of $81.6 million, representing EPS of $1.51 per fully diluted share, and non-GAAP net income of $20.2 million, representing non-GAAP EPS of $0.37 per fully diluted share.

Quarterly Results - U.S. GAAP
	Fiscal Q1 2025	Change vs. Fiscal Q1 2024	Change vs. Fiscal Q4 2024
Net Revenue	$166.1 million	down 3%	down 8.4%
Gross Margin	52.4%	up 570 bps	up 410 bps
Income from Operations	$86.6 million	up 5018.1%	up 3122.4%
Operating Margin	52.2%	up 5120 bps	up 5070 bps
Net Income	$81.6 million	up 778.5%	up 573.8%
Net Margin	49.1%	up 4370 bps	up 4240 bps
EPS – Diluted	$1.51	up 843.8%	up 586.4%

Quarterly Results - Non-GAAP
	Fiscal Q1 2025	Change vs. Fiscal Q1 2024	Change vs. Fiscal Q4 2024
Income from Operations	$18.9 million	up 73.2%	up 48.8%
Operating Margin	11.4%	up 500 bps	up 440 bps
Net Income	$20.2 million	up 19.1%	up 9.2%
Net Margin	12.2%	up 230 bps	up 200 bps
EPS – Diluted	$0.37	up 23.3%	up 8.8%
A reconciliation between the GAAP and non-GAAP adjusted results is provided in the financial tables included at the end of this press release. See also the “Use of non-GAAP Financial Results” section of this press release.

Fusen Chen, Kulicke & Soffa’s President and Chief Executive Officer, stated, “As we anticipate core-market demand to gradually improve, we remain focused on delivering new systems and features within the Ball, Wedge, and Advanced Solutions segments. Over the coming quarters, we also expect ongoing market adoption of our unique Fluxless Thermo-Compression (FTC), Vertical Fan-Out (VFO), and emerging battery assembly solutions."
Next-generation memory and logic applications, driven by artificial intelligence, cloud computing and connected devices, are demanding new forms of semiconductor packaging. The Company's leading advanced packaging solutions - including FTC and VFO - are well positioned to directly support these emerging industry requirements over the long-term.

First Quarter Fiscal 2025 Financial Highlights
•Net revenue of $166.1 million.
•Gross margin of 52.4%.
•Net income of $81.6 million or $1.51 per share; non-GAAP net income of $20.2 million or $0.37 per fully diluted share.
•GAAP cash flow from operations of $18.9 million; Adjusted free cash flow of $8.7 million.
•Cash, cash equivalents, and short-term investments were $538.3 million as of December 28, 2024.
•The Company repurchased a total of 0.8 million shares of common stock at a cost of $36.9 million.

Second Quarter Fiscal 2025 Outlook
K&S currently expects net revenue in the second quarter of fiscal 2025 ending March 29, 2025 to be approximately $165 million +/- $10 million, GAAP diluted EPS to be approximately $0.03 +/- 10%, and non-GAAP diluted EPS to be approximately $0.19 +/- 10%.
A reconciliation between the GAAP and non-GAAP financial outlook is provided in the financial tables included at the end of this press release.
Earnings Conference Webcast
A webcast to discuss these results will be held on February 5, 2025, beginning at 8:00 am EST. The live webcast link, supplemental earnings presentation, and archived webcast will be available at investor.kns.com. To access the audio-only portion of the live webcast, parties may call +1-877-407-8037, or internationally, +1-201-689-8037.
An audio-only replay of the webcast will also be available approximately one hour after the completion of the live call by calling +1-877-660-6853, or internationally, +1-201-612-7415 and referencing access code 13750873.

Use of Non-GAAP Financial Results
In addition to U.S. GAAP ("GAAP") results, this press release also contains the following non-GAAP financial results: income from operations, operating margin, net income, net margin, net income per fully diluted share and adjusted free cash flow. The Company's non-GAAP results exclude amortization related to intangible assets acquired through business combinations, costs associated with restructuring and severance, equity-based compensation, acquisition and integration costs, impairment relating to assets acquired through business combinations, long-lived asset impairment relating to business cessation or disposal, impairment relating to equity investments, income tax expense/benefit arising from discrete tax items triggered by acquisition, disposal of business (both via a sale or an abandonment), restructuring and significant changes in tax laws, gain/loss on disposal of business, as well as tax benefits or expenses associated with the foregoing non-GAAP items. The non-GAAP adjustments may or may not be infrequent or nonrecurring in nature, but are a result of periodic or non-core operating activities. These non-GAAP measures are consistent with the way management analyzes and assesses the Company’s operating results. The Company believes these non-GAAP measures enhance investors’ understanding of the Company’s underlying operational performance, as well as their ability to compare the Company’s period-to-period financial results and the Company’s overall performance to that of its competitors.

Management uses both GAAP metrics as well as these non-GAAP metrics to evaluate the Company's operating and financial results. Non-GAAP financial measures may not provide information that is directly comparable to that provided by other companies in the Company’s industry, as other companies in the industry may calculate non-GAAP financial results differently. In addition, there are limitations in using non-GAAP financial measures because the non-GAAP financial measures are not prepared in accordance with GAAP, may be different from non-GAAP financial measures used by other companies and exclude expenses that may have a material impact on the Company’s reported financial results. The presentation of non-GAAP items is meant to supplement, but not substitute for, GAAP financial measures or information. The Company believes the presentation of non-GAAP results in combination with GAAP results provides better transparency to the investment community when analyzing business trends, providing meaningful comparisons with prior period performance and enhancing investors' ability to view the Company's results from management's perspective. A reconciliation of each non-GAAP financial measure to the most directly comparable GAAP measure discussed in this press release is contained in the financial tables at the end of this press release.

About Kulicke & Soffa
Founded in 1951, Kulicke & Soffa specializes in developing cutting-edge semiconductor and electronics assembly solutions enabling a smart and more sustainable future. Our ever-growing range of products and services supports growth and facilitates technology transitions across large-scale markets, such as advanced display, automotive, communications, compute, consumer, data storage, energy storage and industrial.
Caution Concerning Results, Forward-Looking Statements and Certain Risks Related to our Business
In addition to historical statements, this press release contains statements relating to future events and our future results. These statements are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. While these forward-looking statements represent our judgments and future expectations concerning our business, including the importance and competitiveness of our advanced display products and other emerging technology transitions, a number of risks, uncertainties and other important factors could cause actual developments and results to differ materially from our expectations. These factors include, but are not limited to, the persistent macroeconomic headwinds on our business, actual or potential inflationary pressures, interest rate and risk premium adjustments, falling customer sentiment, or economic recession caused directly or indirectly by geopolitical tensions, our ability to develop, manufacture and gain market acceptance of new products, our ability to operate our business in accordance with our business plan and the other factors listed or discussed in our Annual Report on Form 10-K for the fiscal year ended September 28, 2024, filed on November 14, 2024, and our other filings with the Securities and Exchange Commission. Kulicke and Soffa Industries, Inc. is under no obligation to (and expressly disclaims any obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

Contact:

Kulicke and Soffa Industries, Inc.
Joseph Elgindy
Finance
P: +1-215-784-7518

KULICKE AND SOFFA INDUSTRIES, INC.
CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
(In thousands, except per share and employee data)
(Unaudited)

	Three months ended
	December 28, 2024	December 30, 2023
Net revenue	$166,124	$171,189
Cost of sales	79,040	91,293
Gross profit	87,084	79,896

Operating expenses (income):
Selling, general and administrative	36,539	40,046
Research and development	37,808	36,810
Amortization of intangible assets	1,246	1,347
Gain relating to cessation of business	(75,987)	—
Restructuring	829	—
Total operating expenses	435	78,203
Income from operations	86,649	1,693
Other income (expense):
Interest income	6,352	9,899
Interest expense	(27)	(22)
Income before income taxes	92,974	11,570
Income tax expense	11,332	2,277
Net income	$81,642	$9,293

Net income per share:
Basic	$1.52	$0.16
Diluted	$1.51	$0.16

Cash dividends declared per share	$0.205	$0.20

Weighted average shares outstanding:
Basic	53,791	56,650
Diluted	54,212	57,023

	Three months ended
Supplemental financial data:	December 28, 2024	December 30, 2023
Depreciation and amortization	$5,013	$7,985
Capital expenditures	2,111	3,533
Equity-based compensation expense:
Cost of sales	383	359
Selling, general and administrative	3,739	5,680
Research and development	2,019	1,818
Total equity-based compensation expense	$6,141	$7,857

	As of
	December 28, 2024	December 30, 2023
Number of employees	2,702	2,981

KULICKE AND SOFFA INDUSTRIES, INC.
CONSOLIDATED CONDENSED BALANCE SHEETS
(In thousands)
(Unaudited)

	As of
	December 28, 2024	September 28, 2024
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$278,325	$227,147
Short-term investments	260,000	350,000
Accounts and other receivable, net of allowance for doubtful accounts of $49 and $49, respectively	247,858	193,909
Inventories, net	185,060	177,736
Prepaid expenses and other current assets	42,646	46,161
TOTAL CURRENT ASSETS	1,013,889	994,953

Property, plant and equipment, net	62,467	64,823
Operating right-of-use assets	34,967	35,923
Goodwill	88,411	89,748
Intangible assets, net	22,802	25,239
Deferred tax assets	17,953	17,900
Equity investments	3,385	3,143
Other assets	7,571	8,433
TOTAL ASSETS	$1,251,445	$1,240,162

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
Accounts payable	48,974	58,847
Operating lease liabilities	7,048	7,718
Accrued expenses and other current liabilities	77,073	90,802
Income taxes payable	36,056	26,427
TOTAL CURRENT LIABILITIES	169,151	183,794

Deferred tax liabilities	34,657	34,594
Income taxes payable	31,546	31,352
Operating lease liabilities	30,526	33,245
Other liabilities	12,821	13,168
TOTAL LIABILITIES	278,701	296,153

SHAREHOLDERS' EQUITY
Common stock, no par value	597,901	596,703
Treasury stock, at cost	(914,241)	(881,830)
Retained earnings	1,313,213	1,242,558
Accumulated other comprehensive loss	(24,129)	(13,422)
TOTAL SHAREHOLDERS' EQUITY	$972,744	$944,009

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$1,251,445	$1,240,162

KULICKE AND SOFFA INDUSTRIES, INC.
CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Three months ended
	December 28, 2024	December 30, 2023
Net cash provided by / (used in) operating activities	$18,902	$(7,331)
Net cash provided by / (used in) investing activities	82,039	(60,541)
Net cash used in financing activities	(48,452)	(38,124)
Effect of exchange rate changes on cash and cash equivalents	(1,311)	1,254
Changes in cash and cash equivalents	51,178	(104,742)
Cash and cash equivalents, beginning of period	227,147	529,402
Cash and cash equivalents, end of period	$278,325	$424,660

Short-term investments	260,000	285,000
Total cash, cash equivalents and short-term investments	$538,325	$709,660

Reconciliation of U.S. GAAP
to Non-GAAP Income from Operations and Operating Margin
(In thousands, except percentages)
(Unaudited)

	Three months ended
	December 28, 2024	December 30, 2023	September 28, 2024
Net revenue	$166,124	$171,189	181,319
U.S. GAAP income from operations	86,649	1,693	2,689
U.S. GAAP operating margin	52.2%	1.0%	1.5%

Pre-tax non-GAAP items:
Amortization related to intangible assets	1,246	1,347	1,266
Restructuring	829	—	2,294
Equity-based compensation	6,141	7,857	6,439
Gain relating to cessation of business	(75,987)	—	—
Non-GAAP income from operations	$18,878	$10,897	$12,688
Non-GAAP operating margin	11.4%	6.4%	7.0%

Reconciliation of U.S. GAAP Net Income to Non-GAAP Net Income and Non-GAAP Net Margin and
U.S. GAAP net income per share to Non-GAAP net income per share
(In thousands, except percentages and per share data)
(Unaudited)

	Three months ended
	December 28, 2024	December 30, 2023	September 28, 2024
Net revenue	$166,124	$171,189	$181,319
U.S. GAAP net income	81,642	9,293	12,117
U.S. GAAP net margin	49.1%	5.4%	6.7%

Non-GAAP adjustments:
Amortization related to intangible assets	1,246	1,347	1,266
Restructuring	829	—	2,294
Equity-based compensation	6,141	7,857	6,439
Gain relating to cessation of business	(75,987)	—	—
Income tax benefit - US one-time transition tax	—	—	(6,461)
Net income tax expense/(benefit) on non-GAAP items	6,349	(1,516)	2,866
Total non-GAAP adjustments	$(61,422)	$7,688	$6,404
Non-GAAP net income	$20,220	$16,981	$18,521
Non-GAAP net margin	12.2%	9.9%	10.2%

U.S. GAAP net income per share:
Basic	1.52	0.16	0.22
Diluted(a)	1.51	0.16	0.22

Non-GAAP adjustments per share:(b)
Basic	(1.14)	0.14	0.12
Diluted	(1.14)	0.14	0.12

Non-GAAP net income per share:
Basic	0.38	0.30	0.34
Diluted(c)	0.37	0.30	0.34

Weighted average shares outstanding:
Basic	53,791	56,650	54,368
Diluted	54,212	57,023	54,871
(a)GAAP diluted net earnings per share reflects any dilutive effect of outstanding restricted stock, but that effect is excluded when calculating GAAP diluted net loss per share because it would be anti-dilutive.
(b)Non-GAAP adjustments per share include amortization related to intangible assets acquired through business combinations, costs associated with restructuring and severance, equity-based compensation expenses, gain relating to disposal or cessation of business, income tax benefit arising from discrete tax items, and income tax effects associated with the foregoing non-GAAP items.
(c)Non-GAAP diluted net earnings per share reflects any dilutive effect of outstanding restricted stock.

Reconciliation of U.S. GAAP Cash provided by Operating Activities to Non-GAAP Adjusted Free Cash Flow
(In thousands, except percentages)
(unaudited)

	Three months ended
	December 28, 2024	December 30, 2023	September 28, 2024
U.S. GAAP net cash provided by / (used in) by operating activities	$18,902	$(7,331)	$31,619
Purchases of property, plant and equipment	(10,202)	(4,426)	(2,468)
Proceeds from sales of property, plant and equipment	—	—	27

Non-GAAP adjusted free cash flow	8,700	(11,757)	29,178

Reconciliation of U.S. GAAP to Non-GAAP Outlook
(In millions, except per share data)
(Unaudited)

	Second quarter of fiscal 2025 ending March 29, 2025
	GAAP Outlook	Adjustments	Non-GAAP Outlook
Net revenue	$165 million +/- $10 million	—	$165 million +/- $10 million
Operating expenses	$79.3 million +/- 2%	$8.8 million B,C,D	$70.5 million +/- 2%
Diluted EPS(1)	$0.03 +/- 10%	$0.16 A, B, C, D, E	$0.19 +/- 10%

Non-GAAP Adjustments
A. Equity-based compensation - Cost of sales			0.4
B. Equity-based compensation - Selling, general and administrative and Research and development			6.9
C. Amortization related to intangible assets			1.4
D. Restructuring expenses			0.5
E. Net income tax effect of the above items			(0.6)
(1) GAAP and non-GAAP diluted EPS based on approximately 53.7 million diluted weighted average shares outstanding.
The tables above reconcile our GAAP to non-GAAP guidance based on the current outlook. The guidance does not incorporate the impact of any potential business combinations, divestitures, restructuring activities, strategic investments and other significant transactions. The timing and impact of such items are dependent on future events that may be uncertain or outside of our control.